SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 31, 2001
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                                  SkyMall, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



         Nevada                         000-21657              86-0651100
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)



                  1520 East Pima Street, Phoenix, Arizona 85034
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code (602) 254-9777
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
ITEM 5. OTHER EVENTS.

     On January 31, 2001, SkyMall, Inc. (the "Company") announced its unaudited financial results for the fourth quarter ended December 31, 2000 (the "Fourth Quarter Financial Results").

     A copy of the press release setting forth the Fourth Quarter Financial Results is attached hereto as Exhibit 99.1. A copy of the Company's unaudited condensed consolidated balance sheet at December 31, 2000, is attached hereto as
Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1     Press Release dated January 31, 2001

          99.2 Condensed Consolidated Balance Sheets of SkyMall, Inc. at December 31, 2000 and 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SkyMall, Inc.


Dated:  January 31, 2001                    By: /s/ Robert M. Worsley
                                                -------------------------------
                                                Robert M. Worsley
                                                President

                                  EXHIBIT INDEX


Exhibit Number                         Description
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     99.1           Press Release dated January 31, 2001

     99.2           Condensed Consolidated Balance Sheets of SkyMall, Inc.
                    at December 31, 2000 and 1999